SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
FLOW INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)
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August 10, 2009
Dear Shareholders,
Enclosed please find a revised Proxy Card. The previous Proxy Card incorrectly listed two directors who were re-elected last year, Kathryn L. Munro and Larry A. Kring. The Proxy Card has been revised to list Richard P. Fox and Lorenzo C. Lamadrid as the nominees to serve 3-year terms as directors, as was correctly listed and discussed in the Proxy Statement. We apologize for any convenience.
Sincerely,
John S. Leness
Secretary

X Please mark your votes as indicated in this example FOR AGAINST ABSTAIN FOLD AND DETACH HERE Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The Board of Directors recommends a vote FOR two nominees for Directors to serve until the 2012 Annual Meeting of Shareholders and FOR the nominee for director to serve until the 2010 Annual Meeting of Shareholders. 1.1 Richard P. Fox 1.2 Lorenzo C. Lamadrid Proposal 1 — Election of Directors FLOW INTERNATIONAL CORPORATION 57439 Proposal 4 — Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm. The Board of Directors recommends a vote FOR the Ratification. Signature must be that of him/herself. If shares are held jointly, each shareholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-infact, etc., should so indicate when signing. Nominees for 3-year term Nominee for 1-year term 1.3. Arlen I. Prentice Proposal 3 - Approval of an amendment to the Company’s 2005 Equity Incentive Plan that increases the number of shares authorized for issuance under the plan by 2,500,000 shares. The Board of Directors recommends a vote FOR the Amendment. Proposal 2 -Approval of an amendment of the Company’s Restated Articles of Incorporation to increase the number of shares of common stock from 49,000,000 to 84,000,000. The Board of Directors recommends a vote FOR the Amendment. FOR AGAINST WITHHOLD IMPORTANT NOTICE REGARDING THEAVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2009: The Notice of Annual Meeting of Shareholders, Proxy Statement and the Annual Report to Shareholder are available on the following website at http://www.proxydocs.com/flow BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 SOLICITED BY THE BOARD OF DIRECTORS FLOW INTERNATIONAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 10, 2009 2005 Equity Incentive Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm: THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Amajority of said proxies, including any substitutes, or if only one of them be present then that one, may exercise all powers granted hereunder at said meeting or any adjournment thereof. This proxy revokes any proxy to vote such shares at such meeting or any adjournment thereof heretofore given by the undersigned to anyone other than those named above. Address Change/Comments (Mark the corresponding box on the reverse side)

You can now access your Flow International Corporation account online. Access your Flow International Corporation account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Flow International Corporation, now makes it easy and convenient to get current information on your shareholder account. Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. (Continued and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE • View account status • View certificate history • View book-entry information • View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 57439 The undersigned hereby appoints Charles M. Brown and John S. Leness, or either of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all the shares of stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Marriott Seattle Airport Hotel, 3201 South 176th Street, Seattle, WA, on September 10, 2009, at 10:00 a.m. local time, and at any adjournment of such meeting, for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting, as recommended by the Board of Directors, all in accordance with and as described in the Notice and accompanying Proxy Statement. If this Proxy is executed by you without indicating voting instructions then it will be deemed to grant authority to vote FOR the nominees for director, FOR the amendment of the Restated Articles of Incorporation, FOR the amendment of the Company’s